                                                               January 22, 1997





Dear Shareholder:

  The Zweig Fund's net asset value increased 14.5% for the year ended December 31, 1996, including $1.10 in reinvested distributions. During the same period, the Standard & Poor's 500 Index gained 23.0%.

  In the fourth quarter of 1996 the net asset value of the Fund, including a $0.28 distribution, rose 7.0%. During the same period, the Standard & Poor's 500 Index increased 8.3%.

  Keeping our portfolio consistent with our risk-averse strategy, the Fund's average exposure was approximately 69% for the fourth quarter and 63% for the year.

  Our investment levels were based on my indicators which were neutral for a good portion of the year, especially the last two-thirds. However, the market did better than my indicators would have suggested. That is why we underperformed. I played the hand as it was dealt, but it doesn't work every time. I have seen this happen in the past and, in the long run, it evens out. As I see it, our mandate is to protect capital in down markets while earning reasonable returns. There will be times when we are fully invested but this will not occur when my time-tested indicators, which are based on probabilities, point to a neutral or bearish position. These indicators have stood us in good stead over the years and have kept our exposure down during rough market periods.

  For the first ten full years of operations ended December 31, 1996, our Fund showed a total return on net asset value of 229.0% (12.6% on a compounded annualized basis) including reinvested distributions. Our average equity exposure for the ten years was 57%.

  If a shareholder had invested $10,000 (1,000 shares) at the time of the Fund's Initial Public Offering in October 1986, these holdings, including distributions reinvested, would have appreciated to $29,090 (2,675 shares) as of December 31, 1996.

                             DISTRIBUTION DECLARED


  On January 2, 1997, the Fund announced a distribution of $0.28 per share payable on January 10, 1997, to shareholders of record December 31, 1996. Including the fourth-quarter payout, our total distribution to shareholders for tax purposes in 1996 was $1.10. Of this amount, $0.82 is ordinary income and $0.28 is long-term capital gains. The latest distribution brings our total payout since the Fund's inception to $11.33.

                                MARKET OUTLOOK


  At this writing in mid-January, my indicators are neutral or low neutral and I am cautious. Up until the last month or so the bond market had been O.K. and our monetary indicators had gone positive. However, bond yields have since risen almost half a point and our monetary indicators have downticked somewhat but are still slightly positive.

  The bad news is that our sentiment indicators, to which I give about as much weight as I do to the monetary ones, are in poor shape. The cash-to-assets ratio in mutual funds is at a twenty-year low. This means that mutual fund managers are extremely optimistic--and that is not a good sign. There is still a massive amount of speculation in mutual funds. Money is pouring in from a public that is not exactly sure what it is doing. The market has come an awfully long way and people have become exuberantly unrealistic.

  Another cause for concern is the fact that stock offerings hit a record high for the year. Aside from the traditional seasonal slowdowns around Labor Day and at year-end, offerings have been very heavy--and they have generally not done well a year after they come out.

  There are some market positives and that includes the trend. As I like to say, "Don't fight the tape" and "Don't fight the Fed." We move a certain portion of the portfolio just on the basis of momentum and the momentum since August has been positive.

  So far the economy has also been positive. Growth has been slow and the inflation rate has been moderate. I don't think the economy is rip-roaring strong but I believe it is 60 to 40 on the side of strength. Some call it "Goldilocks" economy--not too cold, not too hot--but just right. The problem is that this has been going on for several years and it will come to an end at some point. Because everyone knows about the "Goldilocks" scenario, prices have been bid up to what I see as a high-risk zone.

  The 15-year price return (not even counting dividends) since 1982 is a staggering 14.2% per annum, the greatest in U.S. history. That even tops the prior 15-year record of 13.3% which ended in 1929. Investors might not want to know that in the subsequent 15 years the Dow produced an annualized loss of 6.1% (not including dividends).

  There has not been a meaningful correction in almost six years--the longest period the S&P and the Dow have gone without at least a 10% correction. In my opinion, this upward price movement has made the market expensive on a valuation basis. This is true even if we discount the historically low 2% dividend yield as being partly because of companies using some of their retained earnings to buy back stock.

  Summing up, I believe the bull market, which is the mother of all bull markets, is long in the tooth. This does not mean that it cannot go higher. However, it will be hard to retain forever that fine balance between modest growth and modest inflation. If the economy falls out of bed, it will really hurt corporate earnings. It may not be great for stocks even if interest rates decline. If the market strengthens to the extent that too much inflation results, it could lead to a bear market. Consequently, I must be cautious. These concerns are the reason why we are not more fully invested at this time and hold one-third of our portfolio in cash. There are just times when it is prudent to do this.

                             PORTFOLIO COMPOSITION


  Implementing my basic allocation strategy, the majority of our stocks continue to be selected and sold on the basis of a proprietary computer-driven model that employs various criteria--including price/earnings ratios, earnings growth, cash flow, and price-to-book value ratios--to evaluate and rank stocks. We consider about 750 stocks with the highest dividend yields from a universe of approximately 1,500 of the most liquid stocks. This procedure has been in effect since the beginning of 1995.

  There was little change in the composition of our leading industry groups during the fourth quarter. At the year-end, utilities continued to be the largest group in our portfolio. Other major sectors included oil and oil services, finance and financial services (which increased), telecommunications (which declined), retail trade and services, and automotive.

  Some of our larger holdings include Chrysler, Telefonica de Espana, General Motors, American Stores, Texaco, USX-Marathon, Telefonos de Mexico (which increased), Rohm & Haas, BankAmerica, and Salomon.

  Although our holdings declined in Sprint and TJX, these stocks still occupy prominent positions in our portfolio.

  Our portfolio also includes a number of closed-end funds that are selling at significant discounts from their net asset values. The average discount in our closed-end portfolio holdings at year-end was approximately 17%. This is equivalent to acquiring one dollar's worth of assets for 83 cents. Because they are relatively conservative investments that have been largely neglected during the long-running bull market, these funds currently are at extremely high discounts. When the market again places a premium on valuation, as it has done historically, discounts should narrow and more closely reflect the net asset values. This, of course, would enhance the profitability of these holdings in our Fund.

Sincerely,

/s/ Martin E. Zweig
Martin E. Zweig, Ph.D.
Chairman

                              THE ZWEIG FUND, INC.

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1996

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------

COMMON STOCKS                                     65.59%
AEROSPACE & DEFENSE                                2.52%
  Boeing Co.............................................    3,431  $    364,973
  Gencorp, Inc..........................................   42,600       772,125
  General Motors Corp., Class H.........................   80,000     4,500,000
  Rockwell International Corp. .........................   81,700     4,973,487
  United Technologies Corp. ............................   64,200     4,237,200
                                                                   ------------
                                                                     14,847,785
                                                                   ------------
AUTOMOTIVE                                         3.74%
  Chrysler Corp.........................................  247,200     8,157,600
  Ford Motor Co. .......................................  182,400     5,814,000
  General Motors Corp. .................................  127,600     7,113,700
  Volvo AB, ADR.........................................   42,700       928,725
                                                                   ------------
                                                                     22,014,025
                                                                   ------------
BANKS                                              2.02%
  Ahmanson, (H.F.) & Co.................................   52,900     1,719,250
  BankAmerica Corp. ....................................   60,500     6,034,875
  Chase Manhattan Corp..................................   33,500     2,989,875
  City National Corp....................................   27,500       594,687
  Washington Mutual, Inc................................   13,700       593,381
                                                                   ------------
                                                                     11,932,068
                                                                   ------------
CHEMICALS                                          2.28%
  du Pont (E.I.) de Nemours & Co. ......................   43,400     4,095,875
  Olin Corp. ...........................................   83,800     3,152,975
  Rohm & Haas Co. ......................................   75,500     6,162,688
                                                                   ------------
                                                                     13,411,538
                                                                   ------------
CONSTRUCTION & FARM EQUIPMENT                      0.82%
  Caterpillar Inc.......................................   64,000     4,816,000
                                                                   ------------
CONSUMER DURABLES                                  0.80%
  Goodyear Tire & Rubber Co. ...........................   78,700     4,043,213
  Huffy Corp............................................   28,500       409,687
  SPX Corp. ............................................    6,800       263,500
                                                                   ------------
                                                                      4,716,400
                                                                   ------------
CONSUMER PRODUCTS                                  0.07%
  American Greetings Corp. .............................   14,800       419,950
                                                                   ------------
CONTAINERS & PACKAGING                             0.07%
  Sea Containers Ltd., Class A..........................   25,200       393,750
                                                                   ------------

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------

FINANCE & FINANCIAL SERVICES                       5.32%
  Alex Brown Inc........................................   20,100  $  1,457,250
  American Bankers Insurance Group, Inc.................   20,100     1,027,613
  Bear, Stearns & Co., Inc. ............................  145,320     4,050,795
  Edwards (A.G.) & Sons, Inc............................  117,200     3,940,850
  Fremont General Corp. ................................   51,450     1,594,950
  GATX Corp. ...........................................   11,400       552,900
  Merrill Lynch & Co., Inc. ............................   67,300     5,484,950
  Orion Capital Corp....................................   11,500       702,937
  PaineWebber Group, Inc. ..............................   83,400     2,345,625
  PHH Corp. ............................................   48,500     2,085,500
  Salomon Inc...........................................  126,900     5,980,163
  USLife Corp...........................................   63,700     2,118,025
                                                                   ------------
                                                                     31,341,558
                                                                   ------------
FOOD & BEVERAGE                                    0.37%
  Adolph Coors Co., Class B.............................   68,200     1,295,800
  Chiquita Brands International, Inc. ..................   29,500       376,125
  Fleming Companies, Inc. ..............................   30,000       517,500
                                                                   ------------
                                                                      2,189,425
                                                                   ------------
HOMEBUILDING & MATERIALS                           0.46%
  Armstrong World Industries, Inc. .....................   21,000     1,459,500
  Kaufman & Broad Home Corp. ...........................   71,800       924,425
  Ryland Group Inc. ....................................   26,200       360,250
                                                                   ------------
                                                                      2,744,175
                                                                   ------------
INVESTMENT COMPANIES                               3.74%
  Blackrock 2001 Term Trust, Inc. ......................   52,600       414,225
  Blackrock Strategic Term Trust, Inc. .................   52,600       420,800
  Brazil Fund, Inc. ....................................   28,500       634,125
  Central European Equity Fund Inc. ....................   13,700       270,575
  Clemente Global Growth Fund, Inc. ....................   23,400       175,500
  Emerging Germany Fund, Inc. ..........................   92,000       747,500
  Emerging Markets Infrastructure, Inc. ................   42,900       466,537
  Emerging Markets Telecommunications Fund, Inc. .......   38,200       582,550
  Emerging Mexico Fund, Inc. ...........................   27,900       205,762
  Europe Fund, Inc. ....................................   32,000       516,000
  First Iberian Fund, Inc. .............................   28,000       308,000
  First Israel Fund, Inc. ..............................   24,000       285,000
  France Growth Fund, Inc. .............................   46,800       485,550
  G.T. Global Developing Fund, Inc. ....................   43,300       503,363

                              THE ZWEIG FUND, INC.

                               DECEMBER 31, 1996

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------

INVESTMENT COMPANIES--(Continued)
  G.T. Global Eastern Europe Fund, Inc. ................   72,800  $    937,300
  Gabelli Equity Trust, Inc. ...........................   55,900       524,063
  Gabelli Global Multimedia Trust, Inc. ................   97,100       667,562
  Global Health Sciences Fund, Inc. ....................  105,200     1,525,400
  Latin America Equity Fund, Inc. ......................    1,400        19,600
  Liberty ALL-STAR Growth Fund, Inc. ...................   65,200       611,250
  Mexico Fund, Inc. ....................................   14,800       222,000
  Morgan Grenfell SMALLCap Fund, Inc. ..................   64,333       675,497
  Morgan Stanley Russia & New Europe Fund, Inc. ........    2,800        50,400
  New Age Media Fund, Inc. .............................   31,400       392,500
  New Germany Fund, Inc. ...............................  133,800     1,789,575
  Pilgrim America Bank & Thrift Fund, Inc. .............   36,800       579,600
  Portugal Fund, Inc. ..................................   22,700       312,125
  Royce Value Trust, Inc. ..............................  131,855     1,664,669
  Schroder Asian Growth Fund, Inc. .....................   14,100       167,437
  Scudder New Asia Fund, Inc. ..........................   32,100       401,250
  Scudder New Europe Fund, Inc. ........................   49,500       686,813
  Spain Fund, Inc. .....................................   40,700       462,962
  Swiss Helvetia Fund, Inc. ............................   66,300     1,317,713
  Templeton China World Fund, Inc. .....................   38,800       514,100
  Templeton Dragon Fund, Inc. ..........................   84,900     1,369,012
  Templeton Vietnam Opportunities Fund, Inc. ...........   28,400       333,700
  Tri-Continental Corp. ................................   33,900       817,838
                                                                   ------------
                                                                     22,057,853
                                                                   ------------
LEISURE                                            0.79%
  Brunswick Corp. ......................................  111,500     2,676,000
  Fleetwood Enterprises, Inc. ..........................   71,200     1,958,000
                                                                   ------------
                                                                      4,634,000
                                                                   ------------
MANUFACTURING                                      2.74%
  Black & Decker Corp. .................................   23,600       710,950
  Cummins Engine Co., Inc. .............................   59,900     2,755,400
  Excel Industries, Inc. ...............................   34,100       566,913
  Ingersoll-Rand Co. ...................................   20,400       907,800
  Johnson Controls, Inc. ...............................   32,900     2,726,587
  Miller (Herman), Inc. ................................   61,700     3,493,763
  Simpson Industries, Inc. .............................   34,200       372,458
  Standard Products Co. ................................   26,300       670,650

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------

MANUFACTURING--(Continued)
  Timken Co. ...........................................   26,700  $  1,224,863
  TRW, Inc. ............................................   54,400     2,692,800
                                                                   ------------
                                                                     16,122,184
                                                                   ------------
METALS & MINING                                    1.73%
  British Steel, Plc, ADS...............................  102,000     2,805,000
  Cleveland-Cliffs, Inc. ...............................    8,600       390,225
  Oregon Steel Mills, Inc. .............................  135,700     2,272,975
  Quanex Corp. .........................................   28,800       788,400
  USX-US Steel Group, Inc. .............................  125,400     3,934,425
                                                                   ------------
                                                                     10,191,025
                                                                   ------------
OIL & OIL SERVICES                                10.13%
  Ashland Oil, Inc. ....................................  113,900     4,997,362
  British Petroleum Co., Plc, ADR.......................   22,200     3,138,525
  Elf Aquitaine S.A., ADR...............................  100,400     4,543,100
  Helmerich & Payne, Inc. ..............................   54,400     2,835,600
  Kerr-McGee Corp. .....................................   65,400     4,708,800
  Occidental Petroleum Corp. ...........................  146,400     3,422,100
  Pennzoil Co. .........................................   80,000     4,520,000
  Phillips Petroleum Co. ...............................  104,300     4,615,275
  Repsol S.A., ADR......................................  106,800     4,071,750
  Sun Co., Inc. ........................................   31,300       762,938
  Texaco Inc. ..........................................   67,600     6,633,250
  Tosco, Inc. ..........................................   58,300     4,612,987
  Unocal Corp. .........................................   89,200     3,623,750
  USX-Marathon Group, Inc. .............................  276,100     6,591,888
  YPF Sociedad Anonima, ADR.............................   23,600       595,900
                                                                   ------------
                                                                     59,673,225
                                                                   ------------
PAPER & FOREST PRODUCTS                            1.23%
  Bowater, Inc. ........................................   83,000     3,122,875
  International Paper Co. ..............................   54,700     2,208,513
  Pope & Talbot, Inc. ..................................   29,100       461,962
  Westvaco Corp. .......................................   50,950     1,464,813
                                                                   ------------
                                                                      7,258,163
                                                                   ------------
RETAIL TRADE & SERVICES                            4.18%
  American Stores Co. ..................................  164,600     6,728,025
  Dayton Hudson Corp. ..................................  139,600     5,479,300

                              THE ZWEIG FUND, INC.

                               DECEMBER 31, 1996

                                                       NUMBER OF      VALUE
                                                        SHARES       (NOTE 1)
                                                       ---------   ------------

RETAIL TRADE & SERVICES--(Continued)
  Mercantile Stores, Inc. ............................   41,800    $  2,063,875
  Ross Stores, Inc. ..................................   37,300       1,865,000
  Shopko Stores, Inc. ................................   34,200         513,000
  Supervalu, Inc. ....................................   93,600       2,655,900
  TJX Companies, Inc. ................................  112,200       5,315,475
                                                                   ------------
                                                                     24,620,575
                                                                   ------------
TECHNOLOGY                                       3.28%
  Applied Materials, Inc. ............................   20,800(a)      747,500
  Dell Computer Corp. ................................   36,000(a)    1,912,500
  Digital Equipment Corp. ............................   57,600(a)    2,095,200
  Harris Corp. .......................................   47,700       3,273,412
  Intel Corp. ........................................   22,800       2,985,375
  International Business Machines Corp. ..............   26,800       4,046,800
  Microsoft Corp. ....................................   51,600(a)    4,263,450
                                                                   ------------
                                                                     19,324,237
                                                                   ------------
TELECOMMUNICATIONS                               4.87%
  BCE, Inc. ..........................................   58,500       2,793,375
  NYNEX Corp. ........................................   98,300       4,730,687
  Sprint Corp. .......................................  119,000       4,745,125
  Telefonica de Espana S.A., ADS......................  116,800       8,088,400
  Telefonos de Mexico S.A., ADS.......................  194,700       6,425,100
  U.S. West, Inc. ....................................   59,500       1,918,875
                                                                   ------------
                                                                     28,701,562
                                                                   ------------
TOBACCO                                          0.99%
  RJR Nabisco Holdings Corp. .........................  171,500       5,831,000
                                                                   ------------
TRANSPORTATION                                   1.49%
  Alexander & Baldwin Co. ............................   10,000         250,000
  APL Ltd. ...........................................   42,600       1,006,425
  British Airways Plc, ADR............................   13,600       1,397,400
  CSX Corp. ..........................................  121,700       5,141,825
  KLM Royal Dutch Airlines, N.V., ADR.................   34,200         953,325
                                                                   ------------
                                                                      8,748,975
                                                                   ------------
UTILITIES--ELECTRIC & NATURAL GAS               11.95%
  Allegheny Power Systems, Inc. ......................   52,600       1,597,725
  American Electric Power Co., Inc. ..................  105,400       4,334,575

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------

UTILITIES--ELECTRIC & NATURAL GAS--(Continued)
  Baltimore Gas & Electric Co. .........................   27,500  $    735,625
  CMS Energy Corp. .....................................   60,000     2,017,500
  Consolidated Natural Gas Co. .........................   34,100     1,884,025
  DQE, Inc. ............................................   65,950     1,912,550
  DTE Energy Co. .......................................   43,100     1,395,363
  Eastern Enterprises, Inc. ............................   22,000       778,250
  Edison International, Inc. ...........................  155,600     3,092,550
  El Paso Natural Gas Co. ..............................   37,400     1,888,700
  Entergy Corp. ........................................  117,500     3,260,625
  GPU, Inc. ............................................  110,800     3,725,650
  Illinova Corp. .......................................  100,400     2,761,000
  Montana Power Co. ....................................   43,200       923,400
  New York State Electric & Gas Co. ....................   58,000     1,254,250
  NorAm Energy Corp. ...................................  247,300     3,802,237
  Ohio Edison Co. ......................................   62,700     1,426,425
  Pacific Gas & Electric Co. ...........................   62,400     1,310,400
  PacifiCorp............................................   87,500     1,793,750
  PanEnergy Corp. ......................................  123,800     5,571,000
  Pinnacle West Capital Corp. ..........................  106,400     3,378,200
  PP&L Resources, Inc. .................................   35,000       805,000
  Public Service Enterprises Group, Inc. ...............  127,900     3,485,275
  Questar Corp. ........................................   28,400     1,043,700
  Sierra Pacific Resources, Inc. .......................   59,800     1,719,250
  Sonat, Inc. ..........................................   80,400     4,140,600
  Texas Utilities Co. ..................................  102,000     4,156,500
  Transcanada Pipeline Ltd. ............................   86,500     1,513,750
  Unicom Corp. .........................................   44,700     1,212,487
  United Illuminating Co. ..............................   29,300       919,288
  UtiliCorp United, Inc. ...............................   11,400       307,800
  Western Resources, Inc. ..............................   72,600     2,241,525
                                                                   ------------
                                                                     70,388,975
                                                                   ------------
   TOTAL COMMON STOCKS (Cost $328,677,312)........................  386,378,448
                                                                   ------------

                              THE ZWEIG FUND, INC.

                      STATEMENT OF NET ASSETS--(CONCLUDED)
                               DECEMBER 31, 1996

                                                       PRINCIPAL      VALUE
                                                        AMOUNT       (NOTE 1)
                                                      -----------  ------------

UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS   4.87%
  Federal National Mortgage Association, 6.85%,
   4/5/2004.......................................... $ 2,765,000  $  2,810,614
  United States Treasury Bills, 5.01%, 1/30/1997.....   2,000,000     1,991,928
  United States Treasury Bonds, 10.75%, 5/15/2003....   4,000,000     4,922,500
  United States Treasury Bonds, 7.50%, 11/15/2024....   2,600,000     2,843,750
  United States Treasury Bonds, 7.625%, 2/15/2025....   1,600,000     1,777,000
  United States Treasury Bonds, 6.875%, 8/15/2025....     900,000       917,438
  United States Treasury Notes, 6.25%, 8/31/2000.....  13,400,000    13,454,431
                                                                   ------------
   TOTAL UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $28,652,623)...........................................    28,717,661
                                                                   ------------
SHORT-TERM INVESTMENTS                         29.15%
  Allied Signal, Inc., 5.55%, 1/24/97................  15,000,000    14,946,812
  Bell Atlantic Financial Services, Inc., 5.38%,
   1/13/97...........................................   9,900,000     9,882,246
  Coca-Cola Co., 5.40%, 1/8/97.......................  20,500,000    20,478,475
  Duracell, Inc., 5.60%, 1/2/97......................  20,400,000    20,396,827
  Ford Motor Credit Corp., 5.73%, 1/9/97.............   9,900,000     9,887,394
  Gannett Co., 5.35%, 1/6/97.........................  16,900,000    16,887,443
  General Electric Capital Corp., 5.37%, 1/3/97......  22,400,000    22,393,317
  Merrill Lynch & Co., Inc., 6.60%, 1/2/97...........   9,600,000     9,598,240
  Panasonic Financial, Inc., 5.58%, 1/21/97..........  10,100,000    10,068,690
  PepsiCo Inc., 5.35%, 1/14/97.......................   5,700,000     5,688,988
  Raytheon Co., 5.35%, 1/10/97.......................  11,300,000    11,284,886
  Xerox Credit Corp., 5.35%, 1/7/97..................  20,200,000    20,181,988
                                                                   ------------
   TOTAL SHORT-TERM INVESTMENTS (Cost $171,695,306)..............   171,695,306
                                                                   ------------
  TOTAL INVESTMENTS (Cost $529,025,241)..............       99.61%  586,791,415
  Cash and Other Assets, Less Liabilities............        0.39     2,289,095
                                                      -----------  ------------
  NET ASSETS (Equivalent to $11.45 per share based on
   51,442,689 shares of capital stock outstanding) ..      100.00% $589,080,510
                                                      ===========  ============

--------
(a) Non-income producing security.

  For Federal income tax purposes, the tax basis of investments owned at December 31, 1996 was $529,102,072 and net unrealized appreciation on investments consisted of:

      Gross unrealized appreciation................................ $62,039,989
      Gross unrealized depreciation................................  (4,350,646)
                                                                    -----------
      Net unrealized appreciation.................................. $57,689,343
                                                                    ===========

                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS:
  Investments, at value (identified cost, $529,025,241)............. $586,791,415
  Cash..............................................................    1,096,669
  Dividends and interest receivable.................................    2,067,044
  Receivable for investments sold...................................    1,905,258
                                                                     ------------
    Total Assets....................................................  591,860,386
                                                                     ------------
LIABILITIES:
  Payable for investments purchased.................................    2,118,657
  Accrued advisory fees (Note 3)....................................      421,427
  Accrued administration fees (Note 3)..............................       64,453
  Other accrued expenses............................................      175,339
                                                                     ------------
    Total Liabilities...............................................    2,779,876
                                                                     ------------
NET ASSETS.......................................................... $589,080,510
                                                                     ============
NET ASSET VALUE, PER SHARE:
  ($589,080,510 / 51,442,689 shares outstanding--Note 4)............       $11.45
                                                                           ======
Net Assets consist of:
  Capital paid-in................................................... $516,608,894
  Undistributed net investment income...............................    6,379,341
  Undistributed net realized gain on investments....................    8,326,101
  Net unrealized appreciation on investments........................   57,766,174
                                                                     ------------
                                                                     $589,080,510
                                                                     ============

                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends...................................................... $13,171,211
    Interest.......................................................  10,700,530
                                                                    -----------
      Total Income.................................................  23,871,741
                                                                    -----------
  Expenses:
    Investment advisory fees (Note 3)..............................   4,722,948
    Administration fees (Note 3)...................................     722,333
    Transfer agent fees............................................     382,463
    Printing and postage expenses..................................     240,627
    Professional fees (Note 3).....................................      74,907
    Custodian fees.................................................     111,171
    Directors' fees and expenses (Note 3)..........................      76,690
    Miscellaneous..................................................     187,940
                                                                    -----------
      Total Expenses...............................................   6,519,079
                                                                    -----------
        Net Investment Income......................................  17,352,662
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments (Note 2):
    Security transactions..........................................  43,699,160
    Futures transactions...........................................  (4,444,320)
                                                                    -----------
        Net realized gain on investments...........................  39,254,840
  Increase in unrealized appreciation on investments...............  19,492,169
                                                                    -----------
    Net realized and unrealized gain on investments................  58,747,009
                                                                    -----------
    Net increase in net assets resulting from operations........... $76,099,671
                                                                    ===========

                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE YEARS ENDED DECEMBER 31
                                              -------------------------------
                                                   1996             1995
                                                   ----             ----
INCREASE (DECREASE) IN NET ASSETS:
  OPERATIONS:
    Net investment income.................... $    17,352,662  $    18,691,179
    Net realized gain on investments.........      39,254,840       34,258,126
    Increase in unrealized appreciation on
     investments.............................      19,492,169       34,291,057
                                              ---------------  ---------------
      Net increase in net assets resulting
       from operations.......................      76,099,671       87,240,362
                                              ---------------  ---------------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
    Net investment income....................     (15,101,212)     (24,654,850)
    Net realized gains on investments........     (40,189,126)     (27,081,681)
                                              ---------------  ---------------
      Total dividends and distributions to
       shareholders..........................     (55,290,338)     (51,736,531)
                                              ---------------  ---------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of shares issued to
     shareholders in reinvestment of divi-
     dends from net investment income and
     distributions from net realized gains...      20,385,394       20,378,445
                                              ---------------  ---------------
  Net increase in net assets.................      41,194,727       55,882,276
NET ASSETS:
  Beginning of year..........................     547,885,783      492,003,507
                                              ---------------  ---------------
  End of year (including undistributed net
   investment income of $6,379,341 and
   $4,127,891, respectively).................    $589,080,510     $547,885,783
                                              ===============  ===============


                       See notes to financial statements.

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. PORTFOLIO VALUATION

  Portfolio securities which are traded only on stock exchanges will be valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities will be valued at the last sale price. Other over-the-counter securities will be valued at the most recently quoted price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased, are valued at amortized cost. Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available and other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. FUTURES CONTRACTS

  Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

  The Fund may purchase and sell stock index and other futures contracts based upon financial instruments, and the Fund may purchase and sell stock index options, for hedging purposes. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. FEDERAL INCOME TAXES

  The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

NOTE 2--PORTFOLIO TRANSACTIONS

  During the year ended December 31, 1996, the Fund entered into purchase and sale transactions, excluding short-term investments and futures transactions, as follows:

                                                                   UNITED STATES
                                                                    GOVERNMENT
                                                         COMMON     AND AGENCY
                                                         STOCKS     OBLIGATIONS
                                                      ------------ -------------
      Cost of Purchases.............................. $423,946,676 $140,064,336
                                                      ============ ============
      Proceeds from Sales............................ $457,817,333 $203,648,963
                                                      ============ ============

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  A) INVESTMENT ADVISORY FEES. The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Advisors Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the year ended December 31, 1996, the Fund accrued advisory fees of $4,722,948.


  B) ADMINISTRATION FEES. Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset

                             THE ZWEIG FUND, INC.

value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 1996, the Fund accrued administration fees of $722,333.

  C) DIRECTORS' FEES. The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

  D) LEGAL FEES. The Fund accrued legal fees of $15,742 during the year ended December 31, 1996, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a Director of the Fund, is a partner.

  E) BROKERAGE COMMISSIONS. During the year ended December 31, 1996, the Fund paid Zweig Securities Corp. brokerage commissions of $134,919 in connection with portfolio transactions effected through them.

  Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4--CAPITAL STOCK AND REINVESTMENT PLAN

  At December 31, 1996, the Fund had one class of common stock, par value $0.10 per share, of which 100,000,000 shares are authorized and 51,442,689 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Bank of New York (the "Bank") as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by the Bank, as the Plan agent in whole or fractional shares of the Fund, as the case may be. During the years ended December 31, 1996 and 1995, 1,892,320 and 1,927,949 shares, respectively, were issued pursuant to the Plan.

  The Fund announced on January 2, 1997 a distribution of $0.28 per share (representing long-term capital gains and net investment income) to shareholders of record December 31, 1996. This distribution has an ex-dividend date of January 3, 1997, payable January 10, 1997.

NOTE 5--FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year:

                                         YEAR ENDED DECEMBER 31
                              -------------------------------------------------
                                1996      1995      1994       1993      1992
                              --------  --------  --------   --------  --------
PER SHARE DATA:
Net asset value, beginning
 of year....................  $  11.06  $  10.33  $  11.68   $  11.36  $  12.40
                              --------  --------  --------   --------  --------
INCOME FROM INVESTMENT OPER-
 ATIONS:
Net investment income.......      0.34      0.39      0.24       0.13      0.20
Net realized and unrealized
 gains (losses) on invest-
 ments......................      1.15      1.41     (0.45)      1.41     (0.10)
                              --------  --------  --------   --------  --------
Total from investment opera-
 tions......................      1.49      1.80     (0.21)      1.54      0.10
                              --------  --------  --------   --------  --------
Dividends and Distributions:
Dividends from net invest-
 ment income................     (0.30)    (0.51)    (0.03)     (0.22)    (0.10)
Distributions from net
 realized gains on
 investments................     (0.80)    (0.56)    (1.11)     (1.00)    (1.04)
                              --------  --------  --------   --------  --------
Total Dividends and Distri-
 butions....................     (1.10)    (1.07)    (1.14)     (1.22)    (1.14)
                              --------  --------  --------   --------  --------
  Net asset value, end of
   year.....................  $  11.45  $  11.06  $  10.33   $  11.68  $  11.36
                              ========  ========  ========   ========  ========
  Market value, end of
   year*....................  $ 10.875  $  11.25  $ 10.375   $  13.75  $  13.00
                              ========  ========  ========   ========  ========
Total investment return.....      6.92%    19.83%   (16.95)%    16.59%     3.61%
                              ========  ========  ========   ========  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $589,081  $547,886  $492,004   $534,813  $500,101
Ratio of expenses to average
 net assets.................      1.18%     1.22%     1.25%      1.23%     1.26%
Ratio of net investment in-
 come to average net assets.      3.12%     3.62%     2.24%      1.18%     1.73%
Portfolio turnover rate.....     137.2%    160.2%    257.0%     235.5%    172.5%
Average commission rate per
 share on portfolio transac-
 tions......................  $   0.06  $   0.06       N/A        N/A       N/A

--------
* Closing Price - New York Stock Exchange

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Zweig Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Zweig Fund, Inc., including the statement of net assets, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Zweig Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
February 3, 1997

                             THE ZWEIG FUND, INC.
                               YEAR END RESULTS
                                  (UNAUDITED)

                                TOTAL RETURN ON
                                   NET ASSET    NET ASSET    NYSE      PREMIUM
                                     VALUE        VALUE   SHARE PRICE (DISCOUNT)
                                --------------- --------- ----------- ----------
Year Ended 12/31/96............      14.5%       $11.45     $10.875      (5.0%)
Year Ended 12/31/95............      18.3%        11.06      11.250       1.7%
Year Ended 12/31/94............      (2.7%)       10.33      10.375       0.4%
Year Ended 12/31/93............      13.3%        11.68      13.750      17.7%
Year Ended 12/31/92............       0.4%        11.36      13.000      14.4%
Year Ended 12/31/91............      30.1%        12.40      13.750      10.9%
Year Ended 12/31/90............       1.9%        10.48      11.000       5.0%
Year Ended 12/31/89............      22.3%        11.43      12.375       8.3%
Year Ended 12/31/88............      17.9%        10.35      10.375       0.2%
Year Ended 12/31/87............      14.7%         9.73       9.000      (7.5%)
Inception 10/2/86-12/31/86.....      (0.4%)        9.31       9.125      (2.0%)

-------------------------------------------------------------------------------

KEY INFORMATION

1-800-237-2336
             THE BANK OF NEW YORK:
             For questions regarding
             shareholder accounts
             P.O. Box 11258
             Church Street Station
             New York, NY 10286-1158

(212) 644-2188
             THE ZWEIG FUND HOT LINE:
             For updates on net asset
             value, share price, major
             industry groups and other
             key information

1-800-272-2700
             ZWEIG SHAREHOLDER RELATIONS:
             For general information and
             literature


                               REINVESTMENT PLAN
                        Many of you have questions about
                      our reinvestment plan. If you want
                      to take advantage of this plan and
                      your shares are held in "Street
                      Name," we urge you to consult your
                      broker as soon as possible to
                      determine if you must change
                      registration to your own name to
                      participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

OFFICERS AND DIRECTORS

Martin E. Zweig, Ph.D.
Chairman of the Board and
President

Jeffrey Lazar
Vice President and Treasurer

Stuart B. Panish
Vice President and Secretary

Christopher M. Capano
Assistant Vice President

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

INVESTMENT ADVISER
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

FUND ADMINISTRATOR
Zweig/Glaser Advisers
5 Hanover Square
New York, New York 10004

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
48 Wall Street
New York, New York 10015

LEGAL COUNSEL
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


  [LOGO OF THE ZWEIG FUND]


       ANNUAL REPORT


     DECEMBER 31, 1996